                           SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                           of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Incyte Genomics, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Notes:

                        [LOGO OF INCYTE GENOMICS, INC.]

                               3160 Porter Drive
                          Palo Alto, California 94304
                                (650) 855-0555

                                                                    May 1, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Incyte Genomics, Inc. that will be held on June 5, 2001, at 9:30 a.m., Pacific Daylight Time, at the Company's offices at 3160 Porter Drive, Palo Alto, California.

    The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

    After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

    A copy of the Company's 2000 Annual Report to Stockholders is also enclosed.

    The Board of Directors and management look forward to seeing you at the meeting.

                                          Sincerely yours,

                                          /s/ Roy A. Whitfield
                                          Roy A. Whitfield
                                          Chief Executive Officer

                             INCYTE GENOMICS, INC.

                               ----------------

                   Notice of Annual Meeting of Stockholders
                            to be held June 5, 2001

                               ----------------

To the Stockholders of Incyte Genomics, Inc.:

   The Annual Meeting of Stockholders of Incyte Genomics, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at 3160 Porter Drive, Palo Alto, California, on Tuesday, June 5, 2001, at 9:30 a.m., Pacific Daylight Time, for the following purposes:

  1. To elect directors to serve until the 2002 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

  2. To consider and vote upon the Company's amended and restated 1991 Stock Plan that includes an amendment to increase the number of shares available for grant thereunder from 17,400,000 shares to 19,900,000 shares;

  3. To consider and vote upon a proposal to amend the Company's 1997 Employee Stock Purchase Plan to increase the number of shares available for grant thereunder from 1,200,000 shares to 1,600,000 shares;

  4. To ratify appointment of Ernst & Young LLP as the Company's independent auditors; and

  5. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

   Stockholders of record as of the close of business on April 20, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available during normal business hours at the Secretary's office, 3160 Porter Drive, Palo Alto, California, for ten days before the meeting.

   It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

                                          By Order of the Board of Directors

                                          /s/ Lee Bendekgey
                                          Lee Bendekgey
                                          Secretary

May 1, 2001

                             INCYTE GENOMICS, INC.
                               3160 Porter Drive
                          Palo Alto, California 94304

                               ----------------

                                PROXY STATEMENT

                               ----------------

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Incyte Genomics, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3160 Porter Drive, Palo Alto, California, on Tuesday, June 5, 2001, at 9:30 a.m., Pacific Daylight Time, and any postponement or adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the seven nominees for director listed in this Proxy Statement and "FOR" approval of the proposals referred to in Items 2, 3 and 4 in the Notice of Annual Meeting and described in this Proxy Statement.

   Stockholders of record at the close of business on April 20, 2001 (the "Record Date"), are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had 65,837,711 shares of common stock, $.001 par value (the "Common Stock"), outstanding. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

   Directors are elected by a plurality vote. The seven nominees for director who receive the most votes cast in their favor will be elected to serve as a director. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

   The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. The Company has retained the services of MalCon Proxy Advisors, Inc., New York, New York, to assist in the solicitation of proxies at a cost of approximately $7,000. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

   This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about May 1, 2001.

                                   IMPORTANT

   Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

   The Board of Directors proposes the election of seven directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

   Names of the nominees and certain biographical information about them are set forth below:

   Roy A. Whitfield, 47, co-founded the Company and has been Chief Executive Officer of the Company since June 1993 and a director since June 1991. Mr. Whitfield served as President of the Company from June 1991 until January 1997 and as Treasurer of the Company between April 1991 and October 1995. Previously, Mr. Whitfield served as the President of Ideon Corporation, which was a majority owned subsidiary of Invitron Corporation, a biotechnology company, from October 1989 until April 1991. From 1984 to 1989, Mr. Whitfield held senior operating and business development positions with Technicon Instruments Corporation, a medical instrumentation company, and its predecessor company, CooperBiomedical, Inc., a biotechnology and medical diagnostics company. Prior to his work at Technicon, Mr. Whitfield spent seven years with the Boston Consulting Group's international consulting practice. Mr. Whitfield received a B.S. in mathematics from Oxford University, and an M.B.A. from Stanford University. Mr. Whitfield is also a director of Aurora Biosciences Corporation and Inhale Therapeutic Systems, Inc.

   Randal W. Scott, Ph.D., 43, has been Chairman of the Board since August 2000 and has been a director since June 1991. Since August 2000, Dr. Scott has been President and Chief Executive Officer of Genomic Health, Inc., a biotechnology company. Dr. Scott served as President of the Company from January 1997 until August 2000, as Chief Scientific Officer of the Company from March 1995 until August 2000, and as Secretary of the Company from April 1991 until June 1998. Dr. Scott served as Executive Vice President of the Company from March 1995 until January 1997 and as Vice President, Research and Development of the Company from April 1991 through February 1995. Dr. Scott was one of Invitron's founding scientists and was employed by Invitron from March 1985 to June 1991. In 1987, Dr. Scott started the Protein Biochemistry Department at Invitron's California Research Division and became Senior Director of Research in November 1988. Dr. Scott was responsible for developing Invitron's proprietary products and discovery programs and is an inventor of several of the Company's patents. Prior to joining Invitron, he was a Senior Scientist at Unigene Laboratories, a biotechnology company. Dr. Scott received his Ph.D. in Biochemistry from the University of Kansas.

   Barry M. Bloom, Ph.D., 72, has been a director of the Company since October 1994. Dr. Bloom retired in 1993 from Pfizer Inc., where he was most recently Executive Vice President, Research and Development, and a member of the Board of Directors. Dr. Bloom began his career with Pfizer in 1952 as a research chemist. He was named president of Pfizer Central Research, and elected a corporate vice president in 1971, a member of the Board of Directors in 1973, and a member of the Corporate Management Committee in 1984. He was named senior vice president in 1990 and executive vice president in 1991. Dr. Bloom is a director of Cubist Pharmaceuticals, Inc., Neurogen Corporation, Vertex Pharmaceuticals, Inc. and one privately held company and serves as a scientific adviser to Axiom Venture Partners.

   Jeffrey J. Collinson, 59, has been a director of the Company since inception and served as Chairman of the Board of Directors from April 1991 until August 2000. Mr. Collinson has served as President of Collinson Howe Venture Partners, Inc., a venture capital management firm, since 1990 and was President of Schroder Venture Managers, Inc., a venture capital firm, from 1983 to 1990. Mr. Collinson is also President of Collinson Howe & Lennox LLC and a director of Neurogen Corporation and three privately held companies.

   Frederick B. Craves, Ph.D., 55, has been a director of the Company since July 1993. Since January 1997, Dr. Craves has been Managing Director and Chairman of The Craves Group, a private merchant bank focused on life science. He is also a General Partner of Burrill & Craves, a private merchant bank specializing in life science, which he co-founded in 1994, and Managing Director of Bay City Capital. Dr. Craves has been an independent management consultant since May 1993 and in July 1993, he was appointed Chairman of the Board of NeoRx Corporation and of Epoch Biosciences, Inc., each of which is a biotechnology company. From January 1991 to May 1993 he was President and Chief Executive Officer of Berlex Biosciences, a biotechnology company that is a wholly owned subsidiary of Schering AG. Dr. Craves was Chairman, Chief Executive Officer and President of Codon, a biotechnology company, from 1982 until its acquisition by Schering AG in 1990. Dr. Craves is Vice Chairman and an Executive Vice President of Reliant Pharmaceuticals, LLC. Dr. Craves is also a director of Medarex, Inc and two privately held companies.

   Jon S. Saxe, 64, has been a director of the Company since July 1993. Since May 1999 Mr. Saxe has been self-employed as a consultant in the fields of pharmaceuticals and biotechnology. Mr. Saxe served as the President of Protein Design Labs, Inc., a biotechnology company, from January 1995 to May 1999, remained an employee until May 2000 and continues to serve on their Board of Directors. From April 1993 through December 1994, he was President of Saxe Associates, a consultancy. Mr. Saxe served as President and Chief Executive Officer of Synergen, Inc., a biotechnology company, from October 1989 to April 1993. Mr. Saxe served as Vice President, Licensing and Corporate Development, for Hoffmann-La Roche Inc., a pharmaceutical company, from August 1984 to September 1989, and as Head, Patent Law from September 1978 to September 1989. Mr. Saxe is also a director of First Horizon Pharmaceutical Corporation, ID Biomedical Corporation, InSite Vision Incorporated, Questcor Pharmaceuticals, Inc., SciClone Pharmaceuticals, Inc., and four privately held companies.

   Barry M. Ariko, 55, has been a director of the Company since April 2001. In April 2001, in connection with the acquisition of Extricity, Inc. by Peregrine Systems, Inc., Mr. Ariko was appointed a Vice President of Peregrine Systems, Inc. and a member of its Board of Directors. Mr. Ariko served as the President and Chief Executive Officer of Extricity, Inc., an Internet software provider, from February 2000 to April 2001, and served as Chairman of the Board of Extricity, Inc. from March 2000 to April 2001. From March 1999 to January 2000, Mr. Ariko was a Senior Vice President at America Online, Inc., where he had responsibility for the Netscape Enterprise Group. From August 1998 until the acquisition of Netscape Communications Corporation by America Online, Inc. in March 1999, Mr. Ariko served as Executive Vice-President and Chief Operating Officer of Netscape Communications Corporation. From 1994 to August 1998, Mr. Ariko served as Executive Vice President and as a member of the Executive Management Committee at Oracle Corporation. Mr. Ariko currently serves as a director of Autonomy Corporation plc, Peregrine Systems, Inc. and of a number of privately held companies.

   The Board of Directors recommends a vote "FOR" election as director of the nominees set forth above.

Board Meetings and Committees

   The Board of Directors held sixteen meetings during 2000. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

   The Board of Directors has appointed a Compensation Committee, an Audit Committee and a Management Stock Option Plan Committee (the "Option Committee").

   The members of the Compensation Committee are Barry M. Bloom, Jeffrey J. Collinson, Frederick B. Craves and Jon S. Saxe. The Compensation Committee held six meetings during 2000. The Compensation Committee's primary functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, particularly as they relate to the Company's executive officers, and to administer the Company's 1991 Stock Plan (the "1991 Stock Plan") and 1997 Employee Stock Purchase Plan (the "ESPP").

   The members of the Option Committee are Barry M. Bloom, Jeffrey J. Collinson and Jon S. Saxe. The Option Committee's function is to determine stock-based compensation awards for the Company's management. The Option Committee held six meetings during 2000.

   The members of the Audit Committee are Barry M. Bloom, Jeffrey J. Collinson, Frederick B. Craves and Jon S. Saxe. The Audit Committee held eight meetings during 2000. The Audit Committee's primary functions are to review the scope of the annual audit, monitor the independent auditors' relationship with the Company, advise and assist the Board of Directors in evaluating the independent auditors' examination, provide oversight of the Company's financial and accounting organization and financial reporting, meet with the independent auditors and management to discuss and review financial statements, and nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed.

Compensation of Directors

   Directors who are employees of the Company do not receive any fees for service on the Board of Directors. Mr. Whitfield is the only director who is an employee of the Company. Drs. Bloom, Craves and Scott and Messrs. Ariko, Collinson and Saxe are reimbursed for their expenses for each meeting attended, and Drs. Craves, Bloom and Scott and Messrs. Ariko, Collinson and Saxe are each compensated $2,500 per meeting in connection with their attendance at in-person Board meetings. In February 2000, in recognition of the increased responsibilities of non-employee Board members resulting from the Company's activities, the Board approved a retainer of $10,000 per year, which is prorated for such portion of the year that the Director is on the Board, to be paid to such directors in addition to the per meeting fee. Pursuant to the Company's 1993 Directors' Stock Option Plan (the "Directors' Plan"), in June 2000 each of Drs. Bloom and Craves and Messrs. Collinson and Saxe received an annual automatic grant of an option to purchase 10,000 shares of Common Stock at an exercise price of $35.5625 per share; such options vest in full on the first anniversary of the date of the grant. The Board of Directors amended the Directors' Plan in March 2001 to reduce the annual option grant receivable by eligible directors from 10,000 shares to 5,000 shares, after giving effect to the 2-for-1 stock split in the form of a 100% stock dividend paid in August 2000. Pursuant to the Directors' Plan, as amended, each of Drs. Bloom and Craves and Messrs. Ariko, Collinson and Saxe will receive, if re-elected as a director at the Annual Meeting, an option to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Such options will vest in full on the first anniversary of the grant. Because stock options granted to Dr. Scott while he was an employee of the Company continue to vest while he serves as a Director, Dr. Scott has agreed not to receive the annual automatic grants under the Directors' Plan until those options are fully vested. As of the termination of his employment on December 31, 2000, Dr. Scott held unvested options to purchase 52,000 shares of Common Stock, which will become fully vested in 2003 should he continue to serve as a Director, consultant or employee of the Company until that time. Under the Directors' Plan, as amended by the Board of Directors in March 2001, upon his election as a director in April 2001, Mr. Ariko received an option to purchase 20,000 shares of Common Stock at an exercise price of $14.13. That option will vest on the first anniversary of the date of grant as to 25% of the shares covered by the option, with the remaining shares vesting monthly over the following three years. Mr. Ariko also received an option to purchase 834 shares at an exercise price of $14.13 per share, representing the pro rata portion of the automatic annual grant; such option will vest in full on the date of the Annual Meeting.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of March 1, 2001 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock,
(ii) each of the Company's directors, (iii) each of the Company's executive officers named under "Executive Compensation--Summary Compensation Table," and
(iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

                                                         Shares     Percentage
                                                      Beneficially Beneficially
                                                        Owned(1)     Owned(1)
                                                      ------------ ------------
5% Stockholders

Pequot Capital Management, Inc.(2)(3)...............   6,920,000       10.5%
Persons and Entities Associated with Four
 Partners(4)(5).....................................   4,400,695        6.7%
Waddell & Reed Investment Management Company(6)(7)..   3,136,200        4.8%

Non-Employee Directors

Barry M. Ariko(8)...................................          --        --
Barry M. Bloom(9)...................................     115,000        *
Jeffrey J. Collinson(10)............................     299,772        *
Frederick B. Craves(11).............................     251,200        *
Jon S. Saxe(12).....................................     160,000        *
Randal W. Scott(13).................................     490,386        *

Named Executive Officers

Roy A. Whitfield(14)................................   1,187,230        1.8%
Michael D. Lack(15).................................     131,819        *
E. Lee Bendekgey(16)................................      74,394        *
John M. Vuko(17)....................................      66,666        *
James R. Neal(18)...................................      67,802        *

All directors and executive officers as a group (11
 persons) (19)......................................   2,844,269        4.3%

--------
  *  Less than 1%.

 (1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

 (2) The address of the principal place of business of Pequot Capital Management, Inc. is 500 Nyala Farm Road, Westport, CT 06880.

 (3) According to an amended Schedule 13G dated January 11, 2001, filed by Pequot Capital Management, Inc. ("Pequot"), Pequot has sole voting and dispositive power with respect to all shares listed in the table.

 (4) The mailing address for Four Partners and Four-Fourteen Partners LLC is c/o Thomas J. Tisch 667 Madison Avenue, New York, New York 10021. The mailing addresses for Messrs. Tisch are Andrew H. Tisch, Daniel R. Tisch and James S. Tisch, 667 Madison Avenue, New York, NY 10021 and Daniel R. Tisch c/o Mentor Partners, L.P., 500 Park Avenue, New York, NY 10022. The mailing address for Baker/Tisch Investments, LLC, Baker Bros. Investments LLC, Julian C. Baker and Felix J. Baker is c/o Tisch Family Interests, 667 Madison Avenue, New York, New York 10021.

 (5) According to an amended Schedule 13G dated December 31, 2000, filed jointly by Four Partners, a New York general partnership ("FP"), Four-Fourteen LLC ("4-14"), a Delaware limited liability company, Andrew H. Tisch, Daniel R. Tisch, James S. Tisch, Thomas J. Tisch (collectively "Messrs. Tisch"), the Andrew H. Tisch 1999 Annuity Trust V, the Daniel R. Tisch 1999 Annual Trust V, the James S. Tisch

    1999 Annuity Trust V, the Thomas J. Tisch 1999 Annuity Trust V, the Andrew
    H. Tisch 2000 Annuity Trust I, the Daniel R. Tisch 2000 Annuity Trust I, the James S. Tisch 2000 Annuity Trust I, and the Thomas J. Tisch 2000 Annuity Trust, and an amended Schedule 13G dated February 16, 2001, filed jointly by Messrs. Tisch, Baker/Tisch Investments, LLC ("Baker/Tisch"), a Delaware limited liability company, Baker Bros. Investments LLC ("Baker Bros."), a Delaware limited liability company, Julian C. Baker and Felix
    J. Baker (collectively "Messrs. Baker"), FP, 4-14, the various Tisch Trusts, Baker/Tisch, Baker Bros. and Messrs. Baker own collectively 4,400,695 shares. FP is the beneficial owner of, with sole dispositive and voting power for 2,701,910 shares, 4-14 is the beneficial owner of, with sole dispositive and voting power for 200,000 shares, Damial Foundation is the beneficial owner of, with sole dispositive power for 52,878 shares, Andrew H. Tisch 1999 Annuity Trust V is the beneficial owner of, with sole dispositive and voting power for 291,106 shares, Daniel R. Tisch 1999 Annuity Trust V is the beneficial owner of, with sole dispositive and voting power for 291,106 shares, James S. Tisch 1999 Annuity Trust V is the beneficial owner of, with sole dispositive and voting power for 291,106 shares, Thomas J. Tisch 1999 Annuity Trust V is the beneficial owner of, with sole dispositive and voting power for 291,106 shares, Andrew H. Tisch 2000 Annuity Trust I is the beneficial owner of, with sole dispositive and voting power for 30,694 shares, Daniel R. Tisch 2000 Annuity Trust I is the beneficial owner of, with sole dispositive and voting power for 30,694 shares, James S. Tisch 2000 Annuity Trust I is the beneficial owner of, with sole dispositive and voting power for 30,694 shares, Thomas J. Tisch 2000 Annuity Trust I is the beneficial owner of, with sole dispositive and voting power for 30,694 shares, Baker/Tisch is the beneficial owner of, with sole dispositive and voting power for 99,585 shares and Baker Bros. is the beneficial owner of, with sole dispositive and voting power for 59,122 shares. The ownership of FP includes 707,510 shares and the ownership of Damial Foundation, Baker/Tisch and Baker Bros. is entirely comprised of shares, representing the number of shares into which $47,700,000 of 5.5% Convertible Subordinated Notes Due 2007 of the Company are currently convertible at a conversion price of $67.4195 per share.

 (6) The address of the principal place of business of Waddell & Reed Investment Management Company is 6300 Lamar Avenue, Overland Park, KS 66202.

 (7) According to an amended Schedule 13G dated January 23, 2001, filed jointly by Waddell & Reed Investment Management Company ("WRIMCO"), Waddell & Reed, Inc., Waddell & Reed Financial Services, Inc. and Waddell & Reed Financial, Inc., WRIMCO has sole voting power and shares dispositive power with Waddell & Reed, Inc., Waddell & Reed Financial Services, Inc. and Waddell & Reed Financial, Inc., with respect to all shares listed in the table.

 (8) Mr. Ariko was elected to the Board of Directors effective April 1, 2001.

 (9) Includes 115,000 shares subject to options exercisable within 60 days of March 1, 2001.

(10) Includes 200,000 shares held by Schroders Incorporated, and 400 shares held by Collinson Howe Venture Partners, Inc. Mr. Collinson, a director of the Company, shares voting and investment power with respect to such shares. Mr. Collinson disclaims beneficial ownership of shares held by Schroders Incorporated, except to the extent of his proportionate interest therein. Mr. Collinson is the majority shareholder of Collinson Howe Venture Partners, Inc. and may be deemed to be the beneficial owner of the shares held by that entity. Also includes 15,312 shares held by Indian Chase, Inc., over which Mr. Collinson has voting and investment power. Mr. Collinson disclaims beneficial ownership of shares held by Indian Chase, Inc. except to the extent of his proportionate interest therein. Includes 40,000 shares subject to options exercisable within 60 days of March 1, 2001.

(11) Includes 8,000 shares held by Burrill & Craves, a general partnership. Dr. Craves is a general partner of such partnership and may be deemed to be the beneficial owner of the shares held by the partnership. Also includes 8,400 shares held by a trust for which Dr. Craves is a trustee, 14,800 shares held by Dr. Craves' spouse, and 220,000 shares subject to options exercisable within 60 days of March 1, 2001.

(12) Includes 160,000 shares subject to options exercisable within 60 days of March 1, 2001.

(13) Includes 1,166 shares held by each of Dr. Scott's three children. Also includes 364,045 shares subject to options exercisable within 60 days of March 1, 2001.

(14) Includes 347,502 shares subject to options exercisable within 60 days of March 1, 2001.

(15) Includes 131,249 shares subject to options exercisable within 60 days of March 1, 2001.

(16) Includes 74,394 shares subject to options exercisable within 60 days of March 1, 2001.

(17) Includes 66,666 shares subject to options exercisable within 60 days of March 1, 2001.

(18) Includes 67,498 shares subject to options exercisable within 60 days of March 1, 2001.

(19) Includes shares included pursuant to notes (8), (9), (10), (11), (12),
     (13), (14), (15), (16), (17) and (18) above.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In March 2001, the Company entered into a LifeSeq Collaboration Agreement, Patent License Agreement, Collaboration and Technology Transfer Agreement and Proteome BioKnowledge Library License Agreement with Genomic Health, Inc. ("Genomic Health"). Under these agreements, Genomic Health obtained access to the Company's LifeSeq Gold database and BioKnowledge Library and received licenses to certain of the Company's intellectual property. Amounts Genomic Health will pay the Company under these agreements are similar to those paid to the Company under agreements between the Company and unrelated third party customers. The Company received rights to certain intellectual property that Genomic Health may, in the future, develop. At the same time, the Company purchased shares of Series C Preferred Stock of Genomic Health for an aggregate purchase price of $5.0 million which, together with shares of Series A Preferred Stock purchased in November 2000 for an aggregate purchase price of $1.0 million, results in the Company owning approximately 10.9% of the outstanding capital stock of Genomic Health. Under certain circumstances and if Genomic Health so elects, the Company has agreed to purchase in a future offering of Genomic Health's capital stock an aggregate of $5.0 million of the shares being sold in that offering. Randal W. Scott, Chairman of the Board of the Company, is Chairman of the Board, President and Chief Executive Officer of Genomic Health and owns more than 10% of the outstanding capital stock of Genomic Health. Persons and entities associated with Four Partners, a significant stockholder of the Company, own approximately 12.7% of the outstanding capital stock of Genomic Health.

                             EXECUTIVE COMPENSATION

   The following table summarizes all compensation paid to the Company's Chief Executive Officer, each of the Company's other four most highly compensated executive officers, and the Company's former President and Chief Scientific Officer for services rendered in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998.

                           Summary Compensation Table

                                                                    Long Term
                                             Annual Compensation   Compensation
                                           ----------------------- ------------
                                                                    Securities
                                                                    Underlying
   Name and Principal Position        Year Salary ($) Bonus ($)(7)  Options(8)
   ---------------------------        ---- ---------- ------------ ------------
   Roy A. Whitfield(1)..............  2000  341,365     253,255          --
    Chief Executive Officer           1999  304,769         --        30,000
                                      1998  290,000         --        50,000
   Michael D. Lack(2)...............  2000  274,615     181,356          --
    Executive Vice President and
     Chief Operating Officer          1999  124,923      20,000      300,000
   E. Lee Bendekgey(3)..............  2000  249,615     125,728          --
    Executive Vice President General
     Counsel and Secretary            1999  229,692      15,750      155,000
   John M. Vuko(4)..................  2000  245,192     136,336          --
    Executive Vice President and
     Chief Financial Officer          1999    1,923      20,000      200,000
   James R. Neal(5).................  2000  235,385     122,632          --
    Executive Vice President,
     Marketing and Sales              1999  107,076      33,500      200,000
   Randal W. Scott(6)...............  2000  234,886     133,035          --
                                      1999  284,769         --        30,000
                                      1998  270,000         --        50,000

--------
(1) Mr. Whitfield's salary for 2000 includes a one-time payment of $11,731 for payout of accrued sick leave. A payment was made in 2000 to all employees who were employed by the Company prior to the date that sick leave and vacation hours were integrated as paid time off.

(2)  Mr. Lack joined the Company as an executive officer in July 1999.

(3)  Mr. Bendekgey became an executive officer in June 1999.

(4)  Mr. Vuko joined the Company as an executive officer in December 1999.

(5)  Mr. Neal joined the Company as an executive officer in July 1999.

(6) Dr. Scott served as President and Chief Scientific Officer until August 2000, and currently serves as the non-employee Chairman of the Board of Directors. Dr. Scott's salary for 2000 includes $10,962 for a payout of accrued sick leave.

(7) Bonus amounts for 2000 include amounts earned for services rendered to the Company in the second half of 2000 but paid in 2001. Bonus amounts for 1999 include amounts earned for services rendered to the Company in the second half of 1999 but paid in 2000.

(8) All share numbers have been adjusted to reflect the Company's 2-for-1 stock split in the form of a 100% stock dividend in August 2000.

   The following tables set forth certain information as of December 31, 2000 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above.

                             Option Grants in 2000

                                                                         Potential Realizable
                                                                           Value at Assumed
                                                                             Annual Rates
                                                                            of Stock Price
                                                                           Appreciation for
                                         Individual Grants                   Option Term
                            -------------------------------------------- ----------------------
                            Number of      % of
                            Securities Total Options
                            Underlying  Granted to   Exercise
                              Options  Employees in    Price  Expiration
   Name                     Granted(#)  Fiscal Year   ($/Sh)     Date      5%($)       10%($)
   ----                     ---------- ------------- -------- ---------- ----------  ----------
   Roy A. Whitfield........     --           --         --        --              --          --

   Michael D. Lack.........     --           --         --        --              --          --

   E. Lee Bendekgey........     --           --         --        --              --          --

   John M. Vuko............     --           --         --        --              --          --

   James R. Neal...........     --           --         --        --              --          --

   Randal W. Scott.........     --           --         --        --              --          --

--------

   On January 8, 2001, individuals named in the Summary Compensation Table above in recognition of their services to the Company in 2000 and as an incentive for their future performance, received options to purchase shares of Common Stock under the 1991 Stock Plan as follows: Mr. Whitfield, 100,000 shares; Mr. Lack, 50,000 shares; Mr. Bendekgey, 40,000 shares; Mr. Vuko, 40,000 shares; and Mr. Neal, 40,000 shares. The exercise price for all such options is $21.8125 per share. All such options have a term of 10 years, and vest 25% on the first anniversary of the date of grant, with the remaining shares vesting monthly over three years.

                Aggregate Option Exercises in Last Fiscal Year
                        And 2000 Year End Option Values

                                                          Number of Securities
                                                         Underlying Unexercised     Value of Unexercised
                                                               Options at          In-the-Money Options at
                                                          December 31, 2000(#)     December 31, 2000($)(2)
                                                        ------------------------- -------------------------
                         Shares Acquired     Value
Name                      on Exercise(#) Realized($)(1) Exercisable/Unexercisable Exercisable/Unexercisable
----                     --------------- -------------- ------------------------- -------------------------
Roy A. Whitfield........     55,064        $1,766,310       339,336 /  52,000      $6,363,211 /  423,358

Michael D. Lack.........        --                --        106,250 / 193,750       1,155,469 / 2,107,031

E. Lee Bendekgey........     58,000         2,403,325        53,144 / 145,796         561,994 / 1,654,410

John M. Vuko............        --                --         50,000 / 150,000         506,250 / 1,518,750

James R. Neal...........     20,000           509,813        50,832 / 129,168         552,798 / 1,404,702

Randal W. Scott.........     79,256         3,763,779       355,880 /  52,000       6,414,400 /  423,358

--------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 ($24.875 per share) minus the exercise price.

                     REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   This report on executive compensation is provided by the Compensation Committee (the "Compensation Committee") and the Management Stock Option Committee (the "Option Committee") of the Board of Directors to assist stockholders in understanding their objectives and procedures in establishing the compensation of the Company's executive officers and describes the bases on which 2000 compensation determinations were made by the Compensation Committee. The Compensation Committee is comprised of four non-employee directors and the Option Committee is comprised of three non-employee directors. In making their determinations, the Compensation Committee and the Option Committee relied, in part, on independent surveys and public disclosures of compensation of management of companies in the biotechnology, biopharmaceutical and information technology industries.

Compensation Philosophy and Objectives

   The Compensation Committee believes that compensation of the Company's executive officers should:

  . Encourage creation of stockholder value and achievement of strategic corporate objectives.

  . Integrate compensation with the Company's annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives.

  . Provide a competitive total compensation package that enables the Company to attract and retain, on a long-term basis, high caliber personnel.

  . Provide total compensation opportunity that is competitive with companies in the biopharmaceutical, biotechnology and information technology industries, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance.

  . Align the interests of management and stockholders and enhance stockholder value by providing management with longer-term incentives through equity ownership by management.

  . Provide fair compensation consistent with internal compensation programs.

Key Elements of Executive Compensation

   The compensation of executive officers is based upon the Company's financial performance as well as an evaluation of the Company's progress in the creation and refinement of a unique genomic information business model, the establishment of additional database collaborations, the Company's achievement of certain business objectives, including the closing of acquisitions of businesses and technologies that may expand or enhance the Company's existing business, the execution of corporate and collaborative agreements, the expansion of the Company's business and the attainment of certain operational and research and development milestones in the Company's technology development programs, as well as the achievement of individual business objectives by each executive officer. The Company's existing compensation structure for executive officers generally includes a combination of salary and stock options and may include cash bonuses under the Company's Corporate Incentive Plan.

   Salary. Salary levels are largely determined through comparisons with companies of similar headcount and market capitalizations or complexity in the biopharmaceutical, biotechnology and information technology industries. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through job evaluation of responsibilities and market comparisons. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, believes that the Company's salary levels for the executive officers are at a level that the Compensation Committee, at the time such salary determinations were made, considered to be reasonable and necessary given the Company's financial resources and the stage of its development. In December 2000, the Compensation Committee set annual salaries for 2001. The Compensation Committee reviews salaries on an annual basis, with the next annual review scheduled to occur in December 2001. At such time, the Compensation Committee may change each executive officer's salary based on the individual's contributions and responsibilities over the prior 12 months and any change in median comparable company pay levels.

   Stock Options. The Company intends that certain compensation paid to management in 2000, including stock options, be exempt from the limitations on deductibility under Section 162(m) of the Internal Revenue Code. Accordingly, the Board established the Option Committee to administer grants under the Company's 1991 Stock Plan to members of management. The Compensation Committee and the Option Committee believe that by providing those persons who have substantial responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock, the best interest of stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive stock options when the Compensation Committee performs its annual salary review; although the Option Committee, at its discretion, may grant options at other times in recognition of exceptional achievements. The number of shares underlying stock options granted to executive officers is based on competitive practices in the industry as determined by independent surveys and the Option Committee's knowledge of industry practice.

   Corporate Incentive Plan. The Company's Corporate Incentive Plan, which was approved by the Compensation Committee, establishes cash incentive awards for supervisory and management employees of the Company. These awards are based upon percentages of annual base salary, and target bonuses for executive officers range from 50% to 80% of annual base salary. The plan is designed to better align individual performance awards with corporate goals. Incentive award amounts for each participant are based on his or her potential impact on the Company's operating and financial results and on market competitive pay practices. Bonuses for the Company's executive officers in 2000 were paid pursuant to this plan. Under the plan, incentive awards are paid based on achievement of performance goals. These performance goals include individual performance goals, which are established by eligible employees at the beginning of each six-month period, and corporate performance goals. The corporate performance goals are based on the Company's achievement of revenue and adjusted net income/loss goals for the fiscal year. A percentage of the bonuses are paid for each six-month period in which goals are achieved, with the remainder paid upon achievement of year-end goals. The percentage of potential bonuses that may be awarded based on achievement of individual goals decreases as seniority increases, with a greater proportion of the potential bonuses for executive officers being based upon achievement of corporate performance goals.

Chief Executive Officer Compensation

   Roy A. Whitfield is the Company's Chief Executive Officer. In December 1999, the Compensation Committee set Mr. Whitfield's annual base salary for 2000 at $320,000. The Compensation Committee increased Mr. Whitfield's base salary from $305,000 for the prior year in recognition of his performance in advancing the development and growth of the Company and the Company's achievement of specific corporate objectives, which included the following: the achievement of additional collaborations; the financial performance of the Company; the performance of the Company's Common Stock; the further establishment and development of the Company's database business and the expansion thereof; the compensation of the Company's management relative to biotechnology industry norms; and the average increase in annual salaries for all employees of the Company as a whole. The Committee determined that these achievements were important to the Company's future growth and could assist the Company in enhancing stockholder value and, accordingly, determined to reward Mr. Whitfield for his efforts on behalf of the Company. In October 2000, the Committee increased Mr. Whitfield's annual base salary to $375,000, retroactive to September 1, 2000. The Committee determined that this increase was appropriate in light of Dr. Scott's resignation as President and Chief Scientific Officer of the Company and Mr. Whitfield's resulting increased responsibilities and a review of the compensation of Mr. Whitfield relative to other chief executive officers of similarly situated biotechnology and genomics companies. The Committee also increased Mr. Whitfield's target bonus to 80% of base salary from 70% of base salary for the second half of 2000, after considering the factors noted above as well as the fact that the initial target bonus percentage was below that initially recommended by the Company's outside compensation consultants.

   In recognition of Mr. Whitfield's accomplishments and increased responsibilities in 2000, and as an incentive for future performance, the Option Committee in January 2001 granted Mr. Whitfield options, exercisable at the fair market value on the date of grant, to purchase 100,000 shares of the Company's Common Stock. The size of Mr. Whitfield's grant was determined by management's and the Company's performance in 2000, including the achievement of additional collaborations, the financial performance of the Company, the performance of the Company's Common Stock, the further establishment and development of the Company's businesses and expansion thereof, and the Company's progress toward its strategic goals, and the Committee also noted that Mr. Whitfield received relatively modest stock option grants in prior years and that Mr. Whitfield held approximately 52,000 unvested options as of the end of 2000.

   The Company's policy is generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, the Company reserves the discretion to pay compensation to its executive officers that may not be deductible.

   Mr. Whitfield is a member of the Board of Directors, but did not participate in matters involving the evaluation of his own performance or the setting of his own compensation.

     Compensation Committee  Management Stock Option Committee
     Barry M. Bloom          Barry M. Bloom
     Jeffrey J. Collinson    Jeffrey J. Collinson
     Frederick B. Craves     Jon S. Saxe
     Jon S. Saxe

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee of the Board of Directors is composed of four directors, each of whom qualifies as "independent" under the current listing requirements of The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors in June 2000, a copy of which is attached as Appendix A to this Proxy Statement.

   In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

   Within this framework, the Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Statement No. 1 and discussed with the independent auditors, Ernst & Young LLP, the independence of that firm.

   Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          Audit Committee

                                          Barry M. Bloom
                                          Jeffrey J. Collinson
                                          Frederick B. Craves
                                          Jon S. Saxe

                         STOCK PRICE PERFORMANCE GRAPH

   The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the CRSP Total Return Index for the Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index") and the CRSP Total Return Index for the Nasdaq U.S. and Foreign Stocks (the "Nasdaq Composite Index"), assuming an investment of $100 in each on January 1, 1996. The Company's Common Stock was traded on the American Stock Exchange from
November 4, 1993 until January 16, 1996, at which time it commenced trading on the Nasdaq National Market. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                       [PERFORMANCE GRAPH APPEARS HERE]

                          12/29/95 12/31/96 12/31/97 12/31/98 12/31/99 12/29/00
                          -------- -------- -------- -------- -------- --------
Incyte Genomics, Inc....  $100.00  $206.00  $360.00  $299.00  $480.00  $398.00
Nasdaq Pharmaceutical
 Index..................   100.00   100.13   103.19   130.98   246.87   307.89
Nasdaq Composite Index..   100.00   122.42   149.44   206.95   385.79   232.74

                                  PROPOSAL 2

          PROPOSAL TO AMEND THE INCYTE GENOMICS, INC. 1991 STOCK PLAN

   In February 2001, the Board of Directors approved the Company's amended and restated 1991 Stock Plan (the "1991 Stock Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the 1991 Stock Plan is qualified by reference to the terms of the 1991 Stock Plan, a copy of which is available without charge upon stockholder request to Marilyn Pasquinelli, Incyte Genomics, Inc., 3160 Porter Drive, Palo Alto, California 94304.

Summary of Amendments

   The amended and restated 1991 Stock Plan approved by the Board of Directors and submitted for stockholder approval includes an amendment increasing the number of shares of Common Stock reserved for issuance under the 1991 Stock Plan from 17,400,000 to 19,900,000. The amended and restated 1991 Stock Plan also (1) extends the term under which incentive stock options may be granted under the plan until the termination date of the plan, February 15, 2011, (2) provides that the exercise price of all options granted under the 1991 Stock Plan, rather than incentive stock options ("ISOs") only, cannot be lower than the fair market value of the Common Stock on the date of grant, (3) adjusts for the 2-for-1 stock split in the form of a 100% stock dividend paid in August 2000, and (4) reflects the new name of the Company.

1991 Stock Plan

   The 1991 Stock Plan was initially adopted by the Board of Directors in November 1991 and first approved by the Company's stockholders in December 1991. The purpose of the 1991 Stock Plan is to assist the Company in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to the Company's progress. The 1991 Stock Plan offers a significant incentive to the employees and independent contractors of the Company by enabling such individuals to acquire the Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

   The 1991 Stock Plan provides for the direct award or sale of shares of Common Stock and for the grant of both ISOs to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSO") to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers) of the Company or any subsidiary and any independent contractor who performs services for the Company or a subsidiary are eligible to purchase shares of Common Stock and to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. As of December 31, 2000, 1,226 employees were eligible to be considered for the grant of options under the 1991 Stock Plan. Options to purchase more than 800,000 shares may not be granted in a single calendar year to any participant in the 1991 Stock Plan.

   A total of 19,900,000 shares of Common Stock (including 2,500,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the 1991 Stock Plan. If any option granted under the 1991 Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of December 31, 2000, the Company had outstanding options under the 1991 Stock Plan to purchase an aggregate of 7,395,711 shares of Common Stock at exercise prices ranging from $0.275 to $119.875 per share, or a weighted average per share exercise price of $15.6158; 6,625,826 shares of Common Stock have been issued under the 1991 Stock Plan; and 5,878,463 shares of Common Stock (including 2,500,000 shares subject to stockholder approval at the Annual Meeting) are available for future issuance under the 1991 Stock Plan.

   The Compensation Committee and the Option Committee (collectively, the "Committee") have not made any determination with respect to future awards under the 1991 Stock Plan, and any allocation of such awards will be made only in accordance with the provisions of the 1991 Stock Plan, including the additional shares of stock that the stockholders are being asked to approve. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel.

Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company, which ultimately is in the interests of the Company's stockholders.

   As of December 31, 2000, the following persons or groups had in total, received options to purchase shares of Common Stock under the 1991 Stock Plan as follows: (i) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Mr. Whitfield, 1,158,800 shares, Mr. Lack, 300,000 shares, Mr. Bendekgey, 256,940 shares, Mr. Vuko, 200,000 shares, Mr. Neal, 200,000 shares; (ii) all current executive officers of the Company as a group: 2,605,542 shares; (iii) all current directors who are not executive officers as a group: 1,388,800 shares; (iv) each nominee for director (other than the director listed in (i) above): Mr. Ariko, no shares, Dr. Bloom, no shares, Mr. Collinson, no shares, Dr. Craves, 20,000 shares, Mr. Saxe, 20,000 shares, and Dr. Scott 1,348,800 shares; and (v) all employees of the Company, including all current officers who are not executive officers, as a group: 10,027,195 shares.

 Administration

   The 1991 Stock Plan is administered by the Compensation Committee, which consists of two or more disinterested members of the Board of Directors. Subject to the limitations set forth in the 1991 Stock Plan, the Compensation Committee has the authority to determine, among other things, to whom options will be granted and shares will be sold, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest.

 Terms of Options and of Shares Offered for Sale

   The maximum term of each option that may be granted under the 1991 Stock Plan is 10 years. Stock options granted under the 1991 Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date 90 days after termination of the optionee's employment, except that the period may be extended on certain events including death and termination of employment due to disability.

   The exercise price under each option will be established by the Committee subject to limitations set forth in the 1991 Stock Plan. In February 2001, the Board of Directors amended the 1991 Stock Plan to require that the exercise price of an NSO, as well as the exercise price of an ISO, cannot be lower than the fair market value of the Common Stock on the date of grant. On April 20, 2001, the closing sale price per share for the Common Stock on the Nasdaq National Market was $15.73. The exercise price must be paid in full at the time of exercise. Under the 1991 Stock Plan, the exercise price is payable in cash or, in certain circumstances, Common Stock or by promissory note. The 1991 Stock Plan also allows an optionee to pay the exercise price by giving "exercise/sale" or "exercise/pledge" directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued to a securities broker selected by the Company, who, in turn, sells the shares in the open market. The broker remits the exercise price and any withholding taxes to the Company from the proceeds of the sale, and the optionee receives any remaining shares or cash. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender selected by the Company. The broker or other lender will hold the shares as security and will extend credit for up to 50% of their market value. The loan proceeds will be paid to the Company to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to the Company at the time of exercise.

   The terms of any sale of shares of Common Stock under the 1991 Stock Plan will be set forth in a common stock purchase agreement to be entered into between the Company and each purchaser. The Committee will determine the terms and conditions of such stock purchase agreements, which need not be identical. The purchase price for shares of Common Stock sold under the 1991 Stock Plan may not be less than the par value of such shares. The purchase price may be paid, at the Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1991 Stock Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

   Options may have such terms and be exercisable in such manner and at such times as the Committee may determine. Common Stock transferred pursuant to the 1991 Stock Plan (including shares acquired upon the exercise of certain options) may be subject to repurchase by the Company in the event that any applicable vesting conditions are not satisfied. A holder of shares transferred under the 1991 Stock Plan has the same voting, dividend and other rights as the Company's other stockholders.

 Amendment and Termination

   The 1991 Stock Plan may be amended at any time by the Board of Directors, subject to applicable laws. Unless sooner terminated by the Board of Directors, the 1991 Stock Plan will terminate on February 15, 2011, and, following such date, no further options may be granted or stock sold pursuant to such plan except upon the exercise of options granted prior to the termination date.

 Effect of Certain Corporate Events

   In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the 1991 Stock Plan, as appropriate. Such an adjustment was made in connection with the Company's two-for-one stock splits effected in the form of 100% stock dividends paid in November 1997 and August 2000.

   In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement will provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionees' consent.

 Certain Federal Income Tax Consequences of Options Under the 1991 Stock Plan

   Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1991 Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

   The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1991 Stock Plan.

Required Vote

   Approval of the amended and restated 1991 Stock Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

   The Board of Directors recommends a vote "FOR" the Company's amended and restated 1991 Stock Plan.

                                  PROPOSAL 3

                  PROPOSAL TO AMEND THE INCYTE GENOMICS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

   In February 2001, the Board of Directors approved an amendment to the Company's 1997 Employee Stock Purchase Plan (the "ESPP"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the ESPP is qualified by reference to the terms of the ESPP, a copy of which is available without charge upon stockholder request to Marilyn Pasquinelli, Incyte Genomics, Inc., 3160 Porter Drive, Palo Alto, California 94304.

Description of Amendment

   The amendments to the ESPP approved by the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares of Common Stock reserved for issuance under the ESPP from 1,200,000 to 1,600,000.

Employee Stock Purchase Plan

   The ESPP was adopted by the Board of Directors in February 1997, effective August 1, 1997 and first approved by the Company's stockholders in April 1997. The purpose of the ESPP is to provide employees with an opportunity to acquire shares of the Company's stock at a price below their market value and to pay for the purchases through payroll deductions, and to enable the Company to attract, retain and motivate valued employees.

 Administration

   The ESPP is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to construe, interpret and apply the terms of the ESPP, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the ESPP and to adjudicate any disputed claims under the ESPP.

 Eligibility; Price of Shares

   Each regular full-time and part-time employee of the Company and subsidiaries designated by the Board of Directors who customarily works at least 20 hours per week and more than five months in any calendar year is eligible to participate in the ESPP after one month of employment. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee is permitted to participate if under the ESPP and all similar purchase plans of the Company or its subsidiaries, such rights would accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year.

   Under the ESPP, each calendar year is divided into two six-month "purchase periods" commencing May 1 and November 1 of each year. At the end of each purchase period, the Company will apply the amount contributed by the participant during that period to purchase shares of Common Stock for him or her. The purchase price will be equal to 85% of the lower of (a) the market price of the Common Stock on the first day of the applicable "offering period" or (b) the market price of the Common Stock on the last business day of the purchase period. In general each offering period is 24 months long, but a new offering period begins every six months. Thus, up to four overlapping offering periods may be in effect at the same time. If the market price of the Common Stock is lower on the purchase date, then the subsequent offering period automatically becomes the applicable offering period. No participant may purchase more than 8,000 shares in any one purchase period.

 Participation; Payroll Deductions; Purchase of Shares

   Eligible employees become participants in the ESPP by executing a subscription agreement authorizing payroll deductions and filing it with the Company's stock administrator at least ten business days before the first day of the applicable offering period. The payroll deductions made for each participant may be not be less than 1% and not more than 10% of the participant's cash compensation, and may not exceed such percentage of the participants cash compensation as the participant designates. Payroll deductions commence with the first paycheck issued during the offering period and are deducted from subsequent paychecks throughout the offering period unless changed or terminated as provided in the ESPP.

   Participants are notified by statements of account as soon as practicable following the end of each purchase period as to the amount of payroll deductions, the number of shares purchased, the purchase price and the remaining cash balance of their accounts. Certificates representing the shares are delivered to a brokerage account and kept in such account pursuant to the subscription agreement.

 Withdrawal From the ESPP; Termination of Employment

   Participants may withdraw from the ESPP at any time up to 10 business days prior to the purchase date. As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant's account are refunded in cash, without interest. A participant who has withdrawn from the ESPP cannot be a participant in future offering periods unless he or she re-enrolls pursuant to the ESPP's guidelines.

   Termination of a participant's status as an eligible employee is treated as an automatic withdrawal from the ESPP. A participant may designate in writing a beneficiary who is to receive shares and cash in the event of the participant's death subsequent to the purchase of shares, but prior to delivery. A participant may also designate a beneficiary to receive cash in his or her account in the event of such participant's death prior to the last day of the offering period. Any other attempted assignment, except by will, and the laws of descent and distribution, may be treated as a withdrawal.

 Amendment and Termination

   The ESPP may be amended or terminated at any time by the Board of Directors, subject to applicable laws.

 Effect of Certain Corporate Events

   In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make adjustments in the number and/or purchase price of shares and/or the number of shares available under the ESPP, as appropriate.

Required Vote

   The amendment of the ESPP requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

   The Board of Directors recommends a vote "FOR" amendment of the ESPP.

                                  PROPOSAL 4

                     RATIFICATION OF INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

   Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Form 10-K was $185,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for professional services rendered for information technology services related to financial information systems design and implementation by Ernst & Young LLP for fiscal year 2000.

   All Other Fees. The aggregate fees billed for services rendered by Ernst & Young LLP other than for the services described above for fiscal year 2000 was $250,000. Included in this amount were audit-related fees of $288,000, which included SEC registration statements, audits of employee benefit plans, due diligence services, comfort letters and consents and consultation on accounting standards or transactions.

   The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP's independence.

Required Vote

   Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

   The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as the Company's independent auditors.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

   Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received by the Secretary of the Company no later than January 1, 2002 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.

   A stockholder proposal not included in the Company's proxy statement for the 2002 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 60 days nor more than 90 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 70 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 10th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

                                 OTHER MATTERS

   The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied for 2000.

   Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                          By order of the Board of Directors.

                                          /s/ Roy A. Whitfield
                                          Roy A. Whitfield
                                          Chief Executive Officer

May 1, 2001

                                                                     APPENDIX A

                             INCYTE GENOMICS, INC.
                            AUDIT COMMITTEE CHARTER

   The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities relating to the Company's (1) financial statements and auditing, accounting and related reporting processes and (2) systems of internal controls regarding finance, accounting, legal compliance and ethics established by management and the Board.

Composition

   The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws, regulations, and stock market rules. The members of the Audit Committee shall be appointed by the Board.

Responsibilities

     The Audit Committee shall:

    Documents/Reports Review

  . Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and recommend that the audited financial statements be included in the Company's Annual Report on Form 10-K.

  . Review with management and the independent auditors the Company's quarterly financial statements.

  . Review with management and the independent auditors the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and discuss any other matters communicated to the Committee by the independent auditors.

  . Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

    Accounting and Financial Controls Framework

  . Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  . Review with the independent auditors any management letter provided by the independent auditors and the Company's responses to that letter.

    Independent Auditors

  . Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

  .  Approve the fees to be paid to the independent auditors.

  . Receive disclosures from the independent auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, discuss such reports with the independent auditors, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

  . Evaluate together with the Board the performance of the independent auditors and, if so determined by the Audit Committee, recommend that the Board replace the independent auditors.

  . Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

  . Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

General Authority and Responsibilities

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

   The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

                                                                      APPENDIX B
                                1991 STOCK PLAN OF
                                INCYTE GENOMICS, INC.
                 (As Amended and Restated on February 15, 2001)


SECTION 1.  ESTABLISHMENT AND PURPOSE.

            The Plan was adopted on November 7, 1991, and most recently amended and restated on February 15, 2001. The purpose of the Plan is to offer selected employees and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

            The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.

            (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

            (b) "Change in Control" shall mean the occurrence of either of the following events:

            (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                    (A) Had been directors of the Company 24 months prior to such change; or

                    (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

            (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

            (e) "Company" shall mean Incyte Genomics, Inc. (formerly Incyte Pharmaceuticals, Inc.), a Delaware corporation.

            (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary or (ii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

            (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

            (i) "Fair Market Value," with respect to a Share, shall mean the market price of one Share of Stock, determined by the Committee as follows:

            (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

            (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

            (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

            (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

            (j) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

            (k) "Nonstatutory Option" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

            (l) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

            (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

            (n)  "Optionee" shall mean an individual who holds an Option.

            (o) "Plan" shall mean this Amended and Restated 1991 Stock Plan of Incyte Genomics, Inc.

            (p) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

            (q)  "Service" shall mean service as an Employee.

            (r) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

            (s) "Stock" shall mean the Common Stock, $.001 par value, of the Company.

            (t) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

            (u) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

            (v) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

            (w) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.  ADMINISTRATION.

            (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act or the Board itself. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Shares and Options under the Plan to such Employees and may determine all terms of such grants.

            (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

            (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

            (i)   To interpret the Plan and to apply its provisions;

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

            (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

            (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

            (v)   To select the Offerees and Optionees;

            (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

            (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

            (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

            (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

            (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

            (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.  ELIGIBILITY.

            (a) General Rule. Only Employees, as defined in Section 2(f), shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

            (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

            (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

            (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

            (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 19,900,000 Shares, subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

            (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

            (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

            (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

            (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

            (d) Withholding Taxes. As a condition to the award, purchase, vesting or sale of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

            (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

            (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

            (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a

Nonstatutory Option. Options granted to any Optionee in a single calendar year shall in no event cover more than 800,000 Shares, subject to adjustment in accordance with Section 9.

            (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

            (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

            (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events.

            (f) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable on an accelerated basis in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall be exercisable on an accelerated basis.

            (g) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

            (h) Nontransferability. Except as may be provided in the applicable Stock Option Agreement with respect to a Nonstatutory Option, no Option shall be transferable by the Optionee other than by will, by beneficiary designation delivered to the Company, or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

            (i) Termination of Service (Except by Death). Except as may be provided in the applicable Stock Option Agreement, if an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (g) above;

            (ii) The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

            (iii) The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

            (j) Leaves of Absence. Except as may be provided in the applicable Stock Option Agreement, for purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

            (k) Death of Optionee. Except as may be provided in the applicable Stock Option Agreement, if an Optionee dies while he or she is in Service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (g) above; or

            (ii)  The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

            (l) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until he or she becomes entitled, pursuant to the terms of such Option, to receive such Shares. No adjustments shall be made, except as provided in Section 9.

            (m) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

            (n) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.  PAYMENT FOR SHARES.

            (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c), (d), (e) and (f) below.

            (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

            (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

            (d) Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are pledged as security for payment of the principal amount of the promissory note and interest thereon and
(iii) the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

            (e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

            (f) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 9.  ADJUSTMENT OF SHARES.

            (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spinoff, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the limit set forth in Section 7(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

            (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, (i) for the assumption of outstanding Options by the surviving corporation or its parent, (ii) for their continuation by the Company, if the Company is a surviving corporation, (iii) for payment of a cash settlement equal to the difference between the amount to be paid for one Share pursuant to such agreement and the Exercise Price or (iv) for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration.

            (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  SECURITIES LAWS.

            Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.  NO EMPLOYMENT RIGHTS.

             No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS.

             (a) Term of the Plan. The Plan, as amended and restated as set forth herein, shall become effective as of February 15, 2001. In the event the Company's stockholders fail to approve the amendment to the Plan increasing the number of shares issuable hereunder at the 2001 annual meeting of stockholders, any Option grants or Stock awards made in excess of an aggregate of 17,400,000 Shares shall be null and void. The Plan shall terminate automatically on February 15, 2011 and may be terminated on any earlier date pursuant to Subsection (b) below.

             (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations, rules, listing standards or other requirements, including (without limitation) Rule 16b-3 under the Exchange Act. Stockholder approval shall not be required for any other amendment of the Plan.

             (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION.

             To record the amendment and restatement of the Plan by the Board of Directors on February 15, 2001, the Company has caused its authorized officer to execute the same.


                                           INCYTE GENOMICS, INC.



                                           By __________________________________

                                           Its _________________________________

                                                                      APPENDIX C
                             INCYTE GENOMICS, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN
                  (as amended and restated February 15, 2001)

     The following constitute the provisions of the 1997 Employee Stock Purchase Plan of Incyte Genomics, Inc. (formerly Incyte Pharmaceuticals, Inc.), as amended and restated February 15, 2001.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" shall mean the Board of Directors of the Company.
                -----
          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----
          (c)  "Common Stock" shall mean the Common Stock, $.001 par value, of
                ------------
Incyte Genomics, Inc.

          (d)  "Company" shall mean Incyte Genomics, Inc. (formerly Incyte
                -------
Pharmaceuticals, Inc.) and, as the context may require, any Designated Subsidiary of the Company.

          (e)  "Compensation" shall mean all cash salary, wages, commissions and
                ------------
bonuses, but shall not include any imputed income or income arising from the exercise or disposition of equity compensation.

          (f)  "Designated Subsidiary" shall mean any Subsidiary which has been
                ---------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g)  "Employee" means an individual paid in a manner that results in
                --------
the issuance of a Form W-2 by the Company, or a Subsidiary, and with respect to whom the Company or a Designated Subsidiary has withheld income and employment taxes from that individual's compensation and whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. An individual who has not been treated as an Employee by the Company (or Parent or Subsidiary, as applicable) in a particular period shall not be eligible to participate in the Plan for that period, even if a government agency, court of law or any person later determines that such individual is or was a common-law employee during all or any portion of that period. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h)  "Enrollment Date" shall mean the first day of each Offering
                ---------------
Period.

          (i)  "Exercise Date" shall mean the last Trading Day of each Purchase
                -------------
Period.

          (j)  "Fair Market Value" shall mean, as of any date, the value of one
                -----------------
share of Common Stock determined as follows:

                    (1) If the Common Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which such series of Stock is quoted or, if such series of Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                    (2) If the Common Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

                    (3) If the Common Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

                    (4) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Board shall be conclusive and binding on all persons.

          (k)  "Offering Periods" shall mean the periods of approximately
                ----------------
twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l)  "Plan" shall mean this Employee Stock Purchase Plan.
                ----

          (m)  "Purchase Price" shall mean an amount equal to 85% of the Fair
                --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (n)  "Purchase Period" shall mean the approximately six month period
                ---------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (o)  "Reserves" shall mean the number of shares of Common Stock
                --------
covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p)  "Subsidiary" shall mean a corporation, domestic or foreign, of
                ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q)  "Trading Day" shall mean a day on which national stock exchanges
                -----------
and The Nasdaq Stock Market (or any successor market system) are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee who has been employed by the Company for one month or more on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board or a committee thereof shall have the power to change the duration of Offering Periods (including the commencement dates thereof) and Purchase Periods thereunder with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's stock administrator not later than ten (10) business days prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than one percent (1%) and a maximum of ten percent (10%) of the participant's Compensation, with such amount designated in integral multiples of one percent (1%); provided, however, that the aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during such Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may increase the rate of his or her payroll deductions at the beginning of each Offering Period. Such increase shall take effect with the first payroll following the beginning of the new Offering Period. A participant may decrease the rate of his or her payroll deductions each month, provided that any decrease shall become effective with the first payroll of the next calendar month. Participants may discontinue his or her participation in the Plan during the Offering Period, provided the discontinuation of participation in the Plan shall occur at least ten (10) business days prior to the next Enrollment Date. A participant must complete and file with the Company's stock administrator a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full applicable payroll period following the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.  On the Enrollment Date of each Offering Period, each
          ---------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than eight thousand (8,000) shares of Common Stock (subject to any adjustment pursuant to Section
18) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8.   Exercise of Option. Unless a participant withdraws from the Plan as
          ------------------
provided in Section 10 hereof, his or her option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of full shares of Common Stock subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, a share certificate or certificates representing the number of shares of Common Stock so purchased shall be delivered to a brokerage account designated by the Company and kept in such account pursuant to a subscription agreement between each participant and the Company and subject to the conditions described therein which may include a requirement that shares be held and not sold for certain time periods, or the Company shall establish some other means for such participants to receive ownership of the shares.

     10.  Withdrawal.
          ----------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Termination of Employment.
          -------------------------

          Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12.  Interest.
          --------

          No interest shall accrue on the payroll deductions of a participant in the Plan.

     13.  Stock.
          -----

          (a) The maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be one million two hundred thousand

(1,200,000) shares* (which reflects 100% stock dividends paid in November 1997 and August 2000), subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.


          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares purchased by a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under

_______________________
* Subject to the approval of the Company's stockholders at the Annual Meeting of Stockholders of the Company to be held on June 5, 2001, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be one million six hundred thousand (1,600,000) shares.

the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17.  Use of Funds. All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


     18.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
Merger or Asset Sale.
--------------------

          (a)  Changes in Capitalization. Subject to any required action by the
               -------------------------
stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b)  Dissolution or Liquidation. In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c)  Merger or Asset Sale. In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, limited liability company or other entity, the Plan shall terminate upon the date of the consummation of such transaction unless the plan of merger, consolidation or reorganization provides otherwise, and any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof. The Plan shall in no event be construed to restrict the Company's right to undertake any liquidation, dissolution, merger, consolidation or other reorganization.

     19.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices. All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares. Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock market or stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan. The Plan, as amended and restated, shall become
          ------------
effective upon the Effective Date. It shall continue until February 27, 2007 unless sooner terminated under Section 19 hereof.

     23.  Automatic Transfer to Low Price Offering Period. To the extent
          -----------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

     24.  Execution. To record the amendment and restatement of the Plan by the
          ---------
Board of Directors as of the date written above, the Company has caused its authorized officer to execute the same.


                                                        INCYTE GENOMICS, INC.



                                                        By:_____________________

                                                        Its:____________________

                                   EXHIBIT A
                                   ---------

                             INCYTE GENOMICS, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                            SUBSCRIPTION AGREEMENT

                                                Enrollment Date: _______________

____  Original Application

____  Change in Payroll Deduction Rate (Effective Date:_________)

____  Change of Beneficiary(ies)

(1) I, ___________________________ hereby elect to participate in the Incyte Genomics, Inc. 1997 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

(2) I hereby authorize payroll deductions from each paycheck in the amount of ___% of my Compensation (as defined in the Employee Stock Purchase Plan) on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

(3) I understand that these payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option to purchase shares.

(4) I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of such Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

(5) Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only) and delivered to:

     Name(s) ______________________________________________.

     Delivery Instructions ________________________________

     ______________________________________________________.

(6) I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date. I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I
                                                                             -
     hereby agree to notify the Company in writing within 30 days after the date
     ---------------------------------------------------------------------------
     of any disposition of my shares and I will make adequate provision for
     ----------------------------------------------------------------------
     Federal, state or other tax withholding obligations, if any, which arise
     ------------------------------------------------------------------------
     upon the disposition of the Common Stock.  The Company may, but will not be
     ----------------------------------------
     obligated to, withhold from any compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares; or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

(7) I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

(8) In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)
                    ___________________________________________________________
                              (First)          (Middle)          (Last)

_______________________________                ________________________________
        (Relationship)

                                               ________________________________
                                                           (Address)

Employee's Social Security Number: ____________________________________________

Employee's Address:____________________________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ____________________________           _________________________________
                                                     Signature of Employee


                                              _________________________________
                                                      Spouse's Signature
                                              (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------

                             INCYTE GENOMICS, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

          The undersigned participant in the Offering Period of the Incyte Genomics, Inc. 1997 Employee Stock Purchase Plan which began on ____________, 20____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                             Name and Address of Participant:


                                             ________________________________

                                             ________________________________

                                             ________________________________

                                             Signature:

                                             ________________________________

                                             Date:___________________________

--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

PROXY

                              INCYTE GENOMICS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        For Annual Meeting - June 5, 2001

ROY A. WHITFIELD, JOHN M. VUKO and E. LEE BENDEKGEY, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Incyte Genomics, Inc. (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3160 Porter Drive, Palo Alto, California on Tuesday, June 5, 2001 at 9:30 a.m. or at any postponement or adjournment thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of directors, FOR Items 2, 3 and 4, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting.

                  (continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\

                                                           Please mark      |X|
                                                           your votes as
                                                           indicated in
                                                           this example

The Board of Directors recommends a vote FOR the election of directors and FOR Items 2, 3 and 4.

1.    ELECTION OF DIRECTORS

             FOR all nominees                    WITHHOLD
             listed at right                     AUTHORITY
            (except as marked            to vote for all nominees
             to the contrary)                 listed at right
                   |_|                              |_|

Nominees: Roy A. Whitfield, Randal W. Scott, Barry M. Bloom, Jeffrey J. Collinson, Frederick B. Craves, Jon S. Saxe, Barry M. Ariko

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2.    To approve the amendment to the Company's 1991 Stock Plan:

                   FOR           AGAINST          ABSTAIN
                   |_|             |_|              |_|

3.    To approve the amendment to the Company's 1997 Employee Stock Purchase
      Plan:

                   FOR           AGAINST          ABSTAIN
                   |_|             |_|              |_|

4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors:

                   FOR           AGAINST          ABSTAIN
                   |_|             |_|              |_|

5. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature(s)______________________________________ Dated _________________, 2001

Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign.